Exhibit 99.2

CRANE CO.

Income Statement Data

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Net Sales:
Aerospace & Electronics	$158,999	$139,487	$467,563	$420,480
Engineered Materials	80,719	71,636	256,180	239,931
Merchandising Systems	98,462	73,384	296,389	179,566
Fluid Handling	290,826	252,278	834,983	744,109
Controls	$35,087	30,919	98,093	91,151

Total Net Sales	664,093	$567,704	$1,953,208	$1,675,237

Operating Profit (Loss):
Aerospace & Electronics	$23,090	$25,041	$68,481	$73,414
Engineered Materials	15,742	9,661	49,713	38,551
Merchandising Systems	9,755	8,887	31,298	17,101
Fluid Handling	37,477	29,188	102,014	84,596
Controls	3,129	2,559	8,331	7,353
Corporate	(11,660)	(4,173)	(42,108)	(26,546)
Asbestos Provision	(390,150)	—	(390,150)	—

Total Operating Profit (Loss)	(312,617)	71,163	(172,421)	194,469

Interest Income	1,535	552	3,837	2,164
Interest Expense	(6,845)	(5,244)	(20,614)	(16,268)
Miscellaneous- Net	849	1,461	3,593	7,143

Income (Loss) Before Income Taxes	(317,078)	67,932	(185,605)	187,508
Provision for Income Taxes	(120,128)	21,889	(78,036)	59,602

Net Income (Loss)	$(196,950)	$46,043	$(107,569)	$127,906

Share Data:
Net Income (Loss) per Diluted Share	$(3.29)	$0.74	$(1.79)	$2.06

Average Diluted Shares Outstanding	59,884	62,226	60,008	62,192
Average Basic Shares Outstanding	59,884	61,110	60,008	60,941

Supplemental Data:
Cost of Sales - Operations	$445,603	$378,054	$1,321,560	$1,125,978
Asbestos Provision	390,150	—	390,150	—
Selling, General & Administrative	140,957	118,487	413,919	354,790
Depreciation and Amortization	13,672	12,259	44,740	39,056
Stock Compensation Expense	3,797	3,169	11,173	11,288

CRANE CO.

Condensed Balance Sheets

(in thousands)

	September 30, 2007	December 31, 2006
ASSETS
Current Assets
Cash and Cash Equivalents	$162,248	$138,607
Accounts Receivable	390,315	330,146
Current Insurance Receivable - Asbestos	32,000	52,500
Inventories	343,079	313,259
Other Current Assets	61,297	45,897

Total Current Assets	988,939	880,409
Property, Plant and Equipment	295,520	289,555
Long-Term Insurance Receivable - Asbestos	319,249	170,400
Long-Term Deferred Tax Assets	299,703	171,164
Other Assets	235,309	214,220
Goodwill	776,577	704,736

Total Assets	$2,915,297	$2,430,484

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$25,032	$9,505
Accounts Payable	193,934	161,270
Current Asbestos Liability	80,000	70,000
Accrued Liabilities	215,762	196,723
Income Taxes	13,104	24,428

Total Current Liabilities	527,832	461,926
Long-Term Debt	398,256	391,760
Deferred Tax Liability	93,235	89,595
Long-Term Asbestos Liability	975,000	459,567
Other Liabilities	114,820	109,033
Shareholders' Equity	806,154	918,603

Total Liabilities and Shareholders' Equity	$2,915,297	$2,430,484

CRANE CO.

Condensed Statements of Cash Flows

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Operating Activities:
Net income	$(196,950)	$46,044	$(107,569)	$127,906
Asbestos provision, net	250,000	—	250,000	—
Income from joint venture	(1,253)	(1,306)	(3,798)	(4,525)
Loss/(Gain) on divestitures	975	(664)	975	(8,931)
Depreciation and amortization	13,672	12,259	44,740	39,056
Stock-based compensation expense	3,797	3,169	11,173	11,288
Deferred income taxes	5,777	6,460	(3,691)	4,954
Cash (used for) provided by operating working capital	10,198	(1,469)	(35,934)	(35,617)
Other	(2,758)	(7,962)	(16,889)	(1,258)

Subtotal	83,458	56,531	139,007	132,873
Asbestos related payments, net of insurance recoveries	(7,897)	(20,877)	7,311	(29,957)

Total provided by operating activities	75,561	35,654	146,318	102,916

Investing Activities:
Capital expenditures	(11,581)	(5,311)	(33,412)	(22,312)
Proceeds from disposition of capital assets	374	463	11,610	3,317
Proceeds from divestitures	2,005	208	2,005	26,088
Payment for acquisition, net of cash acquired	(65,311)	(85,669)	(65,166)	(234,734)

Total used for investing activities	(74,513)	(90,309)	(84,963)	(227,641)

Financing Activities:
Dividends paid	(10,789)	(9,173)	(28,828)	(24,465)
Reacquisition of shares on the open market	—	(12,500)	(50,001)	(37,499)
Stock options exercised - net of shares reacquired	2,958	1,963	10,102	20,606
Excess tax benefit from stock-based compensation	1,954	800	4,081	7,575
Issuance of Debt	—	71,700	—	71,700
Net increase / decrease in short-term debt	23,889	(79)	15,192	(355)

Total used for financing activities	18,012	52,711	(49,454)	37,562

Effect of exchange rate on cash and cash equivalents	8,113	857	11,740	5,848

Increase (decrease) in cash and cash equivalents	27,173	(1,087)	23,641	(81,315)
Cash and cash equivalents at beginning of period	135,075	100,164	138,607	180,392

Cash and cash equivalents at end of period	$162,248	$99,077	$162,248	$99,077

CRANE CO.

Order Backlog

(in thousands)

	September 30, 2007	December 31, 2006	September 30, 2006
Aerospace & Electronics	$398,725	$396,799	$372,601
Engineered Materials	14,466	13,198	13,162
Merchandising Systems	30,825	33,170	18,637
Fluid Handling	266,920	210,532	204,157
Controls	42,217	22,982	30,396

Total Backlog	$753,153	$676,681	$638,953

CRANE CO.

Non-GAAP Financial Measures

(in thousands, except for per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,		Percent Change Three and Nine Months Ended September 30,
	2007	2006	2007	2006	2007	2007
INCOME ITEMS:
Net Sales	$664,093	$567,704	$1,953,208	$1,675,237	17.0%	16.6%
Operating Profit (Loss)	$(312,617)	$71,163	$(172,421)	$194,469
Asbestos Provision - Pre-Tax (a)	390,150	—	390,150	—
Environmental Reimbursement - Pre-Tax (b)	—	(4,900)	—	(4,900)
Government Settlement - Pre-Tax (c)	—	—	7,600	—

Operating Profit before Asbestos Provision, Environmental Reimbursement and Government Settlement	$77,533	$66,263	$225,329	$189,569	17.0%	18.9%

Percentage of Sales	11.7%	11.7%	11.5%	11.3%

Net Income (Loss)	$(196,950)	$46,043	$(107,569)	$127,906
Per Share	$(3.29)	$0.74	$(1.79)	$2.06

Asbestos Provision - Net of Tax (a)	250,000	—	250,000	—
Per Share	$4.18		$4.16

Environmental Reimbursement - Net of Tax (b)	—	(3,185)	—	(3,185)
Per Share		$(0.05)		$(0.05)

Government Settlement - Net of Tax (c)	—	—	5,396	—
Per Share			$0.09

Net Gain on Divestitures - Net of Tax (d)	—	—	—	(1,779)
Per Share				$(0.03)

Net Income before Asbestos Provision, Environmental Reimbursement, Government Settlement and Gain on Divestitures	$53,050	$42,858	147,827	$122,942	23.8%	20.2%

Per Share	$0.89		$2.46

Per Diluted Share	$0.87	$0.69	$2.42	$1.98	26.3%	22.4%

In the three months and nine months ended September 30, 2007, Average Shares Outstanding excluding the effect of diluted stock options were used to compute the per share amounts since both periods were in a loss position. Had net income been reported for these periods, Average Shares Outstanding would have included the effect of diluted stock options when computing per share amounts (see chart below).

Average Basic Shares Outstanding	59,884		60,008
Effect of Diluted Stock Options	1,164		1,087

Average Shares Outstanding including the effect of Stock Options	61,048		61,095

When considering the effect of dilutive stock options on shares outstanding, Net Income before Asbestos Provision, Environmental Reimbursement, Government Settlement and Gain on Divestitures is $0.87 per share and $2.42 per share for the three and nine months ended September 30, 2007, respectively.

(a)	During the three months ended September 30, 2007, the Company recorded an Asbestos Provision.
(b)	During the three months ended September 30, 2006, the Company recorded a reimbursement from the US Government for environmental clean-up costs.
(c)	During the three months ended June 30, 2007, the Company recorded a settlement with the US Government.
(d)	Net Gain on Divestitures, Net of Tax of $1.8 million consists of $4.5 million from the sales of Resistoflex Aerospace and Westad offset by $2.7 million from the sale of unused property resulting from prior plant consolidations and certain legal costs associated with previous divestitures.

CRANE CO.

Non-GAAP Financial Measures

(in thousands, except for per share amounts)

	September 30, 2007	December 31, 2006
BALANCE SHEET ITEMS
Notes Payable and Current Maturities of Long-Term Debt	$25,032	$9,505
Long-Term Debt	398,256	391,760

Total Debt	423,288	401,265
Less Cash and Cash Equivalents	(162,248)	(138,607)

Net Debt	261,040	262,658
Shareholders' Equity	806,154	918,603

Total Capitalization	$1,067,194	$1,181,261

Percentage of Net Debt to Total Capitalization	24.5%	22.2%

Shareholders' Equity	$806,154	$918,603
Asbestos Provision, Net of Tax	250,000	—

Shareholders' Equity before Asbestos Provision, Net of Tax	1,056,154	918,603
Net Debt	261,040	262,658

Total Capitalization before Asbestos Provision, Net of Tax	$1,317,194	$1,181,261

Percentage of Net Debt to Total Capitalization before Asbestos Provision, Net of Tax	19.8%	22.2%

	Three Months Ended September 30		Nine Months Ended September 30		Year Ended December 31,
	2007	2006	2007	2006	2007	2006
					(Estimated)
CASH FLOW ITEMS
Cash Provided from Operating Activities before Asbestos - Related Payments, Net of Insurance	$83,458	$56,531	$139,007	$132,873	$240,000 - 255,000	$222,258
Asbestos Related Payments, Net of Insurance Recoveries	(7,897)	(20,877)	(24,189)	(29,957)	(51,500)	(40,563)
Equitas Receipts	—	—	31,500	—	31,500	—

Cash Provided from Operating Activities	75,561	35,654	146,318	102,916	$220,000 - 235,000	181,695
Less: Capital Expenditures	(11,581)	(5,311)	(33,412)	(22,312)	(45,000)	(27,171)

Free Cash Flow	$63,980	$30,343	$112,906	$80,604	$175,000 - 190,000	$154,524

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.

Free cash flow provides supplemental information to assist management and investors in analyzing the Company's ability to generate positive cash flow. Free cash flow is considered a measure of cash generation and should be considered in addition to, but not as a substitute for, certain measures reported in accordance with generally accepted accounting principles and may be inconsistent with similar measures presented by other companies.

CRANE CO.

Non-GAAP Financial Measures

(in thousands, except for per share amounts)

	Twelve Months Ended December 31,
	2007 Guidance		2006
	Low	High
INCOME ITEMS:

Net Income (Loss)	$(69,069)	$(64,869)	$165,887
Per Share	$(1.15)	$(1.08)	$2.67

Third Quarter Asbestos Provision—Net of Tax (a)	250,000	250,000	—
Per Share	$4.16	$4.16

Fourth Quarter Tax Impact of Asbestos Provision (b)	3,583	3,583	—
Per Share	$0.06	$0.06

Environmental Reimbursement—Net of Tax (c)	—	—	(3,185)
Per Share			$(0.05)

Government Settlement—Net of Tax (d)	5,396	5,396	—
Per Share	$0.09	$0.09

Net Gain on Divestitures—Net of Tax (e)	—	—	(1,779)
Per Share			$(0.03)

Net Income before Asbestos Provision, Environmental Reimbursement, Government Settlement and Gain on Divestitures	189,910	194,110	$160,923

Per Share	$3.16	$3.23

Per Diluted Share	$3.11	$3.18	$2.59

In the forecasted twelve months ended December 31, 2007, Average Shares Outstanding excluding the dilutive effect of stock options were used to compute the per share amounts since the full year is forecasted to be in a loss position. Had net income been reported, Average Shares Outstanding would have included the dilutive effect of stock options when computing per share amounts (see chart below):

Average Basic Shares Outstanding	60,008
Effect of Dilutive Stock Options	1,087

Average Shares Outstanding including the effect of Stock Options	61,095

When considering the effect of dilutive stock options on shares outstanding, Net Income before Asbestos Provision, Environmental Reimbursement, Government Settlement and Gain on Divestitures is forecasted to be between $3.11 and $3.18 for the twelve months ended December 31, 2007.

(a) During the three months ended September 30, 2007, the Company recorded an Asbestos Provision.

(b) During the three months ended September 30, 2007, the Company recorded an Asbestos Provision which increased the Company’s annual effective tax rate. This amount represents the fourth quarter impact of that increase.

(c) During the three months ended September 30, 2006, the Company recorded a reimbursement from the US Government for environmental clean-up costs.

(d) During the three months ended June 30, 2007, the Company recorded a settlement with the US Government.

(e) Net Gain on Divestitures, Net of Tax of $1.8 million consists of $4.5 million from the sales of Resistoflex Aerospace and Westad offset by $2.7 million from the sale of unused property resulting from prior plant consolidations and certain legal costs.